UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 3, 2024

Royalty Pharma plc

(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-39329	98-1535773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 East 59th Street New York, New York 10022
(Address of Principal Executive Offices)

(Registrant’s telephone number, including area code): (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 3, 2024, Royalty Pharma plc (the “Issuer”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Issuer, Royalty Pharma Holdings Ltd (the “Guarantor”), RP Management, LLC (the “Manager”) and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and TD Securities (USA) LLC, as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the Issuer has agreed to issue and sell to the Underwriters $500 million aggregate principal amount of its 5.150% Senior Notes due 2029, $500 million aggregate principal amount of its 5.400% Senior Notes due 2034 and $500 million aggregate principal amount of its 5.900% Senior Notes due 2059 (collectively, the “Notes”) in a registered public offering pursuant to an effective shelf registration statement on Form S-3 (Registration File No. 333-279905). The Notes will be guaranteed on a senior unsecured basis by Royalty Pharma Holdings Ltd. The offering is expected to close on June 10, 2024, subject to the satisfaction of customary closing conditions. The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of June 3, 2024, by and among Royalty Pharma plc, Royalty Pharma Holdings Ltd, RP Management, LLC and the underwriters named therein.

Exhibit 104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2024

ROYALTY PHARMA PLC

	By:	/s/ Terrance Coyne
Terrance Coyne
Chief Financial Officer